SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005

Federal Signal Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-693 (Commission File Number)	36-1063330 (IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois (Address of principal executive offices)	60523 (Zip Code)

(630) 954-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 25, 2005, Federal Signal Corporation (the “Registrant”) issued a press release announcing that its fourth quarter earnings release and conference call previously scheduled for Thursday, January 27, 2005 would be delayed until February 14th, 2005. The release stated that the delay was necessary to finalize cost estimates relating to a $42 million, multi-year international contract for fire rescue equipment that was near completion. The release further discussed that the contract is expected to generate a pre-tax loss of $9-10.5 million due to cost overruns believed to principally stem from technical difficulties, supplier-caused performance issues and adverse currency movement. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure

On January 25, 2005, Federal Signal Corporation (the “Registrant”) issued a press release announcing that its fourth quarter earnings release and conference call previously scheduled for Thursday, January 27, 2005 would be delayed until February 14th, 2005. The release stated that the delay was necessary to finalize cost estimates relating to a $42 million, multi-year international contract for fire rescue equipment that was near completion. The release further discussed that the contract is expected to generate a pre-tax loss of $9-10.5 million due to cost overruns believed to principally stem from technical difficulties, supplier-caused performance issues and adverse currency movement. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

     (c)     Exhibits

               99.1     Federal Signal Corporation Press Release Dated January 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: January 26, 2005	By:	/s/ Robert D. Welding

Robert D. Welding
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No	Description

99.1	Press Release Dated January 25, 2005